                                                                   Exhibit 10.18

Broadwing [LOGO]                                    Broadwing Contract No. 10029

                                           MASTER SERVICE AGREEMENT

This Agreement for telecommunications services is made and entered into by and between Broadwing Communications Services Inc., a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746-6426 ("Supplier"), and Universal Access, Inc., a Delaware corporation with its principal place of business at 100 North Riverside Plaza, Suite 2200, Chicago, Illinois 60606-1519 ("Customer").

For purposes of this Agreement, the rates, terms and conditions set forth herein shall become effective July 1, 2000 (the "Effective Date").

WHEREAS, Customer desires to obtain telecommunications services as described below (the "Service") from Supplier, and Supplier is willing to provide the Service for the rates attached hereto.

NOW, THEREFORE, Customer and Supplier hereby mutually agree as follows:

CREDIT REQUIREMENTS:

      Letter of Credit. Customer has previously established with Supplier the sum of four hundred thousand dollars ($400,000.00) (the "Letter of Credit") as security for the full and faithful performance of Customer of the terms, conditions and covenants of this Agreement. If at any time during the term of the Agreement, Customer defaults in the payment of any Usage Charges, or any other amounts payable by Customer to Supplier hereunder, then Supplier may appropriate and apply any portion of the Letter of Credit reasonably necessary to remedy any such default. If during the term of the Agreement, Supplier so applies all or any portion of the Letter of Credit, then Customer shall restore the amount of the Letter of Credit so applied by Supplier on or before the next due payment of Usage Charges under this Agreement. If, however, usage for Services during any month provided by Supplier exceed the Letter of Credit, at the request of Supplier, Customer shall within five (5) days (i) provide an additional Letter of Credit and/or a cash deposit; or (ii) other form of security satisfactory to Supplier which in either case, shall be in an amount equal to the amount by which the invoice for such month exceeds the amount of the Letter of Credit held by Supplier.

      Release of Letter of Credit. Notwithstanding anything to the contrary herein at any time during the term of the Agreement, Supplier shall release the Letter of Credit to Customer, in consideration of Customer's undertaking of any of the following actions: (i) obtaining for the benefit of Supplier a cash deposit securing the prompt payment, when due, of the estimated Usage Charges and other amounts due and payable by Customer to Supplier hereunder during any given two-month period; (ii) (a) granting to Supplier a continuing, floating, first priority security interest and lien in and to the Collateral (as defined below) on the terms and subject to the conditions of a security agreement in form and substance reasonably satisfactory to Supplier; and (iii) directing all of Customer's End-Users to deposit any money owed by such End-Users to Customer directly into a lockbox account at Supplier's bank for the benefit of Supplier, and authorize Supplier's bank to make automatic clearing house fund transfers from such lockbox account to the account of Supplier in amounts initially agreed to by Customer and Supplier, on the terms and subject to the conditions of an escrow agreement in form and substance reasonably satisfactory to Supplier.

      Customer shall execute from time to time such additional instruments as may be reasonably required by Supplier to preserve and perfect any security interest created hereunder. For purposes of this subparagraph (ii), the term "Collateral" shall mean all of the following assets of Customer, now or hereafter existing, wherever located, and all additions, substitutions, proceeds, products, offsprings, rents and profits thereof: all accounts receivable, all customer lists, mailing lists, customer information and customer data bases, including, without limitation, any and all tangible assets embodying any or all of the foregoing information, and any and all computer software or printouts embodying any or all of the foregoing information.

Supplier agrees to provide and Customer agrees to purchase Service(s) indicated below. A Service Supplement for each Service Type checked is attached hereto and incorporated herein. All Services ordered under this Agreement are subject to credit approval.

Service Type:


    Switched Service:                         Broadband Service:
    _______________   Xclusive                _______________   ATM


Broadwing - Proprietary                                                 06/13/00

                                                    Broadwing Contract No. 10029


    _______________   Xnet LATA               _______________   Frame Relay
    _______________   Xnet LEx                _______________   Virtual Private Line
                                              _______________   Network Management Services (NNI)
    IXPlus Service:                           _______________   Training
    _______________   Retail Billing
    _______________   Back Office             Internet Service:
                                              _______________   Internet Service Provider
    Private Line Service:                     _______________   Telecommunications Provider
    _______X_______   Digital / Optical       _______________   Data Collocation & Bandwidth

    Customer Interface:                       Customer Premise Equipment:
    _______________   Rack Space & Power        _______________ CPE Services
                      (Collocation)

This Agreement, including any terms and conditions, addenda, schedules, riders, supplements or exhibits which are attached hereto and incorporated herein, constitutes the entire agreement (the "Agreement") by Supplier and Customer pertaining to the subject matter(s) hereof and supersedes all prior and contemporaneous agreements and understandings in connection herewith.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last written below.

Broadwing Communications Services Inc.     Universal Access, Inc.

By: /s/ Shirish Lal                        By: /s/ R.E. Rainone
   -----------------------------------        ---------------------------------

Name: Shirish Lal                          Name: R.E. Rainone
     ---------------------------------          -------------------------------

Title: President, Broadband Svcs.          Title: C.O.O.
      --------------------------------           ------------------------------

Date:  6/23/00                             Date: 6-13-00
     ---------------------------------          -------------------------------

Full Business Address:                     Full Business Address:
1122 Capital of Texas Hwy. South           100 North Riverside Plaza, Suite 2200
Austin, Texas 78746-6426                   Chicago, Illinois  60606-1519
Telephone:  (512) 742-3700                 Telephone:  (312) 660-5000
Facsimile:  (512) 328-7902                 Facsimile:  (312) 660-5050
                                           Billing Contact:  Accounts Payable
                                           Telephone:  (312) 660-5000


Broadwing - Proprietary                                                 06/13/00

                       Broadwing Master Service Agreement
                               Terms & Conditions

1. Payment Terms. Invoices for Services are due and payable in U.S. dollars within thirty (30) days of Customer's receipt of invoice (unless otherwise indicated in the Credit Requirements Supplement), without demand or set off by Customer. Payments not received within thirty (30) days of Customer's receipt of invoice are considered past due. In addition to Supplier undertaking any of the actions set forth in this Agreement, if any invoice is not paid when due: (i) a late charge shall accrue equal to 1-1/2% (or the maximum legal rate, if less) of the unpaid balance per month; (ii) Supplier may require a Security Deposit or other forms of security acceptable to Supplier; and/or (iii) Supplier may take any action in connection with any other right or remedy Supplier may have under this Agreement in law or in equity.

2. Billing Disputes. If Customer in good faith disputes any portion of any Supplier invoice, Customer shall submit to Supplier, within thirty (30) days following Customer's receipt of the invoice full payment of the undisputed portion of the invoice and written notice identifying the disputed amount. If Customer does not submit to Supplier written documentation substantiating a dispute within one hundred eighty (180) days following Customer's receipt of an invoice, Customer shall have waived its dispute rights for that invoice. If Supplier fails to bill Customer for Services within one hundred eighty (180) days following date Customer was to have received invoice for said Services, and provided that Customer has submitted appropriate information to initiate billing, Supplier shall have waived its right to invoice for those Services. Supplier and Customer agree to use their respective best efforts to resolve any dispute within thirty (30) days after Supplier receives written notice of the dispute from Customer. Any disputed amounts resolved in favor of Customer shall be credited to Customer's account on the next invoice following resolution of the dispute. Any disputed amounts determined to be payable to Supplier shall be due within ten (10) days of the resolution of the dispute.

      Any dispute arising out of or relating to this Agreement which has not been resolved by the good faith efforts of the parties will be settled by binding arbitration conducted expeditiously in accordance with Section 14.

3. Additional Assurances. If at any time during the term of this Agreement there is a material and adverse change in Customer's financial condition or business prospects, which shall be determined by Supplier in its sole and absolute discretion, then Supplier may demand that Customer deposit with Supplier a security deposit or increase the amount of deposit (the "Security Deposit"), as the case may be, pursuant to Supplier's standard terms and conditions, as security for the full and faithful performance of Customer of the terms, conditions and covenants of this Agreement; provided, however, that in no event shall the amount of the Security Deposit ever exceed two (2) months' estimated Usage Charges and other amounts payable by Customer to Supplier hereunder.

4. Certification. Each party hereto hereby represents and warrants that it is certified to do business in all jurisdictions in which it conducts business and is in good standing in all such jurisdictions. Each party further represents and warrants that it is certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End-Users in those jurisdictions where such services are to be provided. Each party shall keep current during the term of this Agreement, copies of its Certificates of Public Convenience and Necessity or similar documents certifying interstate, intrastate, or international operating authority in any local, state, or federal jurisdiction (collectively, "Service Compliance Certificates") and furnish copies thereof within ten (10) days of written request by the other party.Supplier reserves the right to refuse or withhold Service in any jurisdiction in which Customer's Service Compliance Certificate has not been furnished to Supplier in a timely manner. Each party shall defend and indemnify the other party from any losses, expenses, demands and claims in connection with failure to provide such Service Compliance Certificates. Such indemnification includes costs and expenses (including reasonable attorney's fees) incurred by a party in settling, defending or appealing any claims or actions brought against it relating to failure to provide such Service Compliance Certificates.

5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the validity and performance hereof, shall be governed by the laws of the State of New York without regard to its principles of choice of law.

6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery or confirmed facsimile transmission. If mailed, notice shall be sent first class postage prepaid, certified or registered mail, return receipt requested and becomes effective upon confirmed delivery. Notices will be delivered or sent to the parties' respective addresses set forth on the signature page of this Agreement to the attention of the following persons:

      If to Supplier:
      Attention:  Contract Administration

      If to Customer:
      Attention:  /s/ General Counsel
                -------------------------------

7. Waiver of Breach or Violation not Deemed Continuing. The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

8. Bankruptcy. In the event of the bankruptcy or insolvency of either party hereto or if either party hereto shall make an assignment for the benefit of creditors or take advantage of any act or law for relief of debtors, the other party to this Agreement shall have the right to terminate this Agreement without further obligation or liability on its part.

9.    Business Relationship. This Agreement shall not create


Broadwing - Proprietary                                                 06/13/00
        Broadwing Contract No. 10029            Terms & Conditions, Page 1
      any agency, employment, joint venture, partnership, representation, or fiduciary relationship between the parties. Neither party shall have the authority to, nor shall any party attempt to, create any obligation on behalf of the other party.

10.   Indemnity.

      A. Each party shall indemnify, defend, release and hold harmless the other party and all of its officers, agents, directors, shareholders, subcontractors, subsidiaries, employees and other affiliates (collectively "Affiliates") from and against any action, claim, court cost, damage, demand, expense, liability, loss, penalty, proceeding or suit, (collectively, together with related attorneys' fees; including costs and disbursements, "Claims") imposed upon either party by reason of damages to property or injuries, including death, as a result of an intentional or a negligent act or omission on the part of the indemnifying party or any of its Affiliates in connection with: (i) the performance of this Agreement; or (ii) other activities relating to the property or facilities which are the subject of this Agreement, whether or not the Claims result from a sole negligent act or omission on the part of the indemnifying party, whether the Claims result from the concurrent negligent act or omission on the part of both parties, or whether the Claims result from the negligent act or omission of the indemnifying party and some other third party. In the event a Claim relates to the negligence of both parties, the relative burden of the Claim shall be attributed equitably between the parties in accordance with the principles of comparative negligence.

      B. In the event any action shall be brought against the indemnified party, such party shall immediately notify the indemnifying party in writing, and the indemnifying party, upon the request of the indemnified party, shall assume the defense thereof on behalf of the indemnified party and its Affiliates and shall pay all expenses and satisfy all judgments which may be incurred by or rendered against the indemnified party or its Affiliates in connection therewith, provided that the indemnified party shall not be liable for any settlement of any such action effected without its written consent.

      C. Notwithstanding the termination of this Agreement for any reason, this
      Section 10 shall survive such termination.

11. Insurance. Throughout the term of this Agreement and any extension thereof, each party shall maintain and, upon written request, shall provide to the other proof of adequate comprehensive general liability insurance with a limit of not less than $1,000,000 per occurrence for bodily injury liability and property damage liability, including coverage extensions for blanket contractual liability, personal injury liability and products and completed operations liability.

12. Authorized Use of Supplier Name. Without Supplier's prior written consent, Customer shall not: (i) refer to itself as an authorized representative of Supplier in promotional, advertising or other materials; or (ii) use Supplier's logos, trade marks, service marks, carrier identification codes
      (CICs) or any variations thereof in any of its promotional, advertising or other materials or in any activity using or displaying Supplier's name or the Services to be provided by Supplier. Customer agrees to change or correct, at Customer's expense, any such material or activity which Supplier, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable in relation to using or marketing Supplier's services. Customer is explicitly authorized to only use the following statements in its sales literature: (i) "Customer utilizes the Supplier's network"; (ii) "Customer utilizes Supplier's facilities"; (iii) "Supplier provides only the network facilities"; and (iv) "Supplier is our network services provider."

13. Assignment. Neither party hereto may assign this Agreement without the express written consent of the other party hereto, which consent shall not be unreasonably withheld. Notwithstanding anything to contrary herein, none of the following, or any changes, assignments or transfers resulting from the following, shall require either party's prior written consent, the payment by either party of any fees or charges of any kind not otherwise specified in this Agreement, or give rise to any right of either party to terminate the Agreement or cancel Services: (i) a transfer by either party of its interest in this Agreement to a person or entity controlling, controlled by or under common control with the affected party; (ii) a transfer of or change in the ownership interest of either party provided that the new ownership interest continues to operate the business of the affected party in the same manner; (iii) a transaction in which either party becomes an entity whose shares of stock or other ownership interests are, directly or indirectly, sold on a national stock exchange, and in the even the foregoing transaction has occurred, any subsequent sale of ownership interests or issuance of new ownership interest, directly or indirectly, in the affected party; and/or (iv) the merger, consolidation or amalgamation of either party with a third party, or the sale of all, or substantially all, of the assets used by either party in the conduct of its business.

      Notwithstanding the foregoing: (i) a security interest in this Agreement may be granted by Supplier to any lender to secure borrowings by Supplier or any of its Affiliates (herein defined as any entity controlled by, in control of, or under common control with the assigning party hereunder);
      (ii) either party may assign all its rights and obligations hereunder to any Affiliate; and (iii) any subsidiary of Supplier may assign any amounts due from Customer under any Supplement to Supplier for billing purposes.

14. Binding Arbitration. The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly through discussions between themselves at the operational level. In the event a resolution cannot be reached, such controversy or claim shall be negotiated between appointed counsel or senior executives of the parties who have authority to settle the controversy.

      The disputing party shall give the other party written notice of the dispute. If the parties fail to resolve such controversy or claim within thirty (30) days of the disputing party's notice, notwithstanding the foregoing, either party may seek arbitration as set forth below.

      Any controversy or claim arising out of or relating to this Agreement, or a breach of this Agreement, shall be finally


Broadwing - Proprietary                                                 06/13/00
        Broadwing Contract No. 10029            Terms & Conditions, Page 2
      settled by arbitration in Austin, Texas and shall be resolved under the laws of the State of New York. The arbitration shall be conducted before a single arbitrator in accordance with the commercial rules and practices of the American Arbitration Association then in effect.

      The arbitrator shall have the power to order specific performance if requested. Any award, order, or judgment pursuant to such arbitration shall be deemed final and binding and may be enforced in any court of competent jurisdiction. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. All such arbitration proceedings shall be conducted on a confidential basis. The arbitrator may, as part of the arbitration award, permit the substantially prevailing party to recover all or part of its attorney's fees and other out-of-pocket costs incurred in connection with such arbitration. Customer may, at its option, continue to accept what it considers to be below-standard Services and pay the charges hereunder relating thereto during such pendency of such arbitration, without prejudice thereto.

15. Legal Construction. In the event one or more of the provisions contained in this Agreement shall, for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      In the event of any conflict between the provisions of these Terms & Conditions and the applicable Supplement and Exhibits, the conflict shall be resolved by reference to the following order of priority of interpretation: a) Exhibits; b) Supplement; and c) Terms & Conditions. Notwithstanding the foregoing no Exhibit requiring execution shall be binding unless and until such Exhibit has been executed by an authorized officer of Customer.

16. No Personal Liability. Each action or claim of any party arising under or relating to this Agreement shall be made only against the other party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations of this Section.

17. Notice of Breach of Agreement. To be effective, written notice of any material breach (except Payment Default) must prominently contain the following sentences - or similar conspicuous notation - in capital letters: "THIS IS FORMAL NOTICE OF A BREACH OF CONTRACT. FAILURE TO CURE SUCH BREACH WILL HAVE SIGNIFICANT LEGAL CONSEQUENCES."

18. Limitation of Liability. Supplier's liability arising out of delays in restoration of the Services to be provided under this Agreement or out of mistakes, accidents, omissions, interruptions, or errors or defects in transmission in the provision of Services or any other telecommunications services, shall be subject to the limitations set forth below and in the applicable Tariff. IN NO EVENT SHALL EITHER PARY BE LIABLE TO THE OTHER PARTY OR ANY OF THE CUSTOMER'S OWN CUSTOMERS OR ANY OTHER THIRD PARTY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF EITHER PARTY PURSUANT TO THIS AGREEMENT; AND IN NO EVENT SHALL SUPPLIER BE LIABLE AT ANY TIME FOR ANY AMOUNT IN EXCESS OF THE AGGREGATE AMOUNT IT HAS PRIOR TO SUCH TIME COLLECTED FROM CUSTOMER WITH RESPECT TO SERVICES DELIVERED HEREUNDER. SUPPLIER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY SUPPLIER ARE HEREBY EXCLUDED AND DISCLAIMED. For purposes of this Section, the term "Supplier" shall be deemed to include Supplier, its shareholders, directors, officers and employees, and any person or entity assisting Supplier in its performance pursuant to this Agreement.

19. System Maintenance. In the event Supplier determines that it is necessary to interrupt Services or that there is a potential for Services to be interrupted for the performance of system maintenance, Supplier will use good faith efforts to notify Customer prior to the performance of such maintenance and will schedule such maintenance during non-peak hours (midnight to 6:00 a.m.). In no event shall interruption for system maintenance constitute a failure of performance by Supplier.

20. Subject to Laws. This Agreement is subject to, and Customer agrees to comply with, all applicable federal, state and local laws, and regulations, rulings and orders of governmental agencies, including, but not limited to, the Communications Act of 1934, the Telecommunications Act of 1996, the Rules and Regulations of the Federal Communications Commission ("FCC") and state public utility or service commissions ("PSC"), tariffs and the obtaining and continuance of any required certification, permit, license, approval or authorization of the FCC and PSC or any governmental body, including, but not limited to regulations applying to feature group termination and Letter of Agencies ("LOAs").

21. FCC Permits, Authorization and Filings. Supplier shall take all necessary and appropriate steps, as soon as


Broadwing - Proprietary                                                 06/13/00
        Broadwing Contract No. 10029            Terms & Conditions, Page 3
      possible, to procure from the FCC the necessary authorizations, if any, to deliver Services hereunder to Customer and whatever approvals are necessary from any other federal or state agency. In the event that Supplier cannot obtain all necessary federal, state or local authority to provide Services hereunder, Supplier shall promptly give written notice thereof to Customer and such notice shall constitute termination without liability of either party hereto of all obligations hereunder.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together shall constitute one document. The parties expressly authorize the use of a facsimile counterpart, as a valid method of execution for Customer; however, for valid execution by Supplier, Supplier's original signature shall be required. In the event that Customer executes this Agreement via facsimile counterpart, Customer agrees to cooperate in good faith to provide Supplier with a fully executed original of this Agreement within five (5) calendar days of such facsimile counterpart execution.

23. Proprietary Information. "Proprietary Information" shall mean all information disclosed in writing by one party to the other party which is clearly marked "PROPRIETARY" by the disclosing party at the time of disclosure. "Proprietary Information" shall also include certain oral information disclosed by one party to the other party, provided that the disclosing party designates such information as Proprietary at the time of disclosure and gives recipient a written summary of such information within ten (10) business days after the oral disclosure was made. Notwithstanding the foregoing, all information concerning the traffic volume/distribution of both parties, pricing rates, and customer lists are hereby deemed to be Proprietary Information regardless of whether they are so identified. The term "Proprietary Information" does not include any information which: (i) was already known by the receiving party free of any obligation to keep it Proprietary at the time of its disclosure by the disclosing party, (ii) becomes publicly known through no wrongful act of the receiving party, (iii) is rightfully received from a third person without knowledge of any Proprietary obligation, (iv) is independently acquired or developed without violating any of the obligations under this Agreement, (v) is disclosed to a third person by the disclosing party without similar Proprietary restrictions on such third persons rights, or
      (vi) is approved for release by written authorization of the disclosing party.

      Further, the recipient may disclose Proprietary Information pursuant to any judicial or governmental request, requirement or order. The recipient, however, shall take reasonable steps to give the disclosing party sufficient prior notice to contest such request, requirement or order. Proprietary Information shall remain the property of the disclosing party, and shall be returned to the disclosing party or destroyed upon request of the disclosing party. Either party may make such Proprietary Information available to its lenders.

      Accordingly, in the event of a breach or threatened breach of the foregoing provisions, the non-disclosing party shall be entitled to an injunction or restraining order, in addition to such other rights or remedies as may be available under this Agreement, at law or in equity, including but not limited to money damages.

24. Force Majeure. Notwithstanding anything to the contrary herein, neither party shall be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock outs, work stoppages or other labor difficulties.

25. Survival. The covenants and agreements contained in this Agreement with respect to payment of amounts due, credits, Proprietary and indemnification shall survive any termination of this Agreement. The rights and obligations under this Agreement shall survive any merger or sale of either party and shall be binding upon the successors and permitted assigns of each party.

26. Regulatory. Customer is responsible for reimbursement to Supplier for any fees, taxes or surcharges paid by Supplier that are imposed or authorized by regulatory and governmental entities. Fees for Presubscribed Interexchange Carrier Charges and Payphone Compensation are billed to Customer at Supplier's tariff rates. Fees for Universal Service Fees (state and federal), Lifeline Assistance, Telecommunications Relay Service, taxes or surcharges - including but not limited to gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), and relating to services provided to Customer by Supplier - shall be passed through to Customer. Supplier will furnish, upon Customer's request, documentation to support the fees or charges payable by Customer pursuant to this Section 26.

      Customer shall furnish to Supplier valid and appropriate tax exemption certificates, attached hereto as Exhibit A, for all applicable jurisdictions (federal, state and local) in which it performs customer billing. Customer is responsible for properly charging tax to its subscribers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities and shall defend and indemnify Supplier from payment and reporting of all applicable federal, state and local taxes, including, but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. Such indemnification includes costs and expenses (including reasonable attorney's fees) incurred by Supplier in settling, defending or appealing any claims or actions brought against it relating to said taxes. If Customer fails to provide and maintain the required certificates, Supplier may charge Customer and Customer shall pay such applicable taxes.

      The amounts payable by Customer under this Agreement


Broadwing - Proprietary                                                 06/13/00
        Broadwing Contract No. 10029            Terms & Conditions, Page 4
      do not include any state or local sales or use taxes, or utility taxes, however designated, which may be levied on the goods and services provided by Supplier hereunder. With respect to such taxes, if applicable, Customer shall furnish Supplier with an appropriate exemption certificate or pay to Supplier, upon timely presentation of invoices therefore, such amounts thereof as Supplier may be by law required or permitted to collect or pay. Any and all other taxes, including but not limited to franchise, net or gross income, license, occupation, and real or personal property taxes, shall be timely paid by Customer.

27. Events of Default. A "Default" shall occur if (a) Customer fails to make payment as required under this Agreement and such failure remains uncorrected for five (5) calendar days after receipt of written notice from Supplier; or (b) either party fails to perform or observe any material term or obligation (other than making payment) contained in this Agreement, and any such failure remains uncorrected for thirty (30) calendar days after written notice from the non-defaulting party informing the defaulting party of such failure. If Customer uses the Services for any unlawful purpose or in any unlawful manner, Supplier shall have the right to immediately suspend any or all Services hereunder without notice to Customer until the unlawful use ceases.

      In the event of a Customer Default, Supplier may (in addition to such other rights or remedies as Supplier may have under this Agreement, at law or in equity), at its sole discretion: (i) suspend Services to Customer;
      (ii) cease accepting or processing orders for Services; (iii) withhold delivery of CDRs (if applicable); and (iv) terminate this Agreement. In no event shall such termination affect or reduce Customer's obligations to make any "take or pay commitment" payments required under this Agreement if applicable.

      In the event of a Supplier Default, Customer may (in addition to such other rights or remedies as Customer may have under this Agreement, at law or in equity), at its sole discretion, terminate this Agreement.

28. Obligations Several and Not Joint. Each party shall be responsible only for its own performance under the Agreement (including any attachments, exhibits, schedules or addenda) and not for that of any other party.

29. Amendments / Riders. This Agreement may only be modified or supplemented by an instrument in writing executed by each party.

30. Entire Agreement. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and specifically supersedes the Master Service Agreement dated November 6, 1997 and all subsequent amendments between the parties and all prior agreements relating to the subject matter hereof, which are of no further force or effect. There are no oral agreements between the parties. No party is entering into this Agreement in reliance on, and this Agreement shall not be contradicted or supplemented by, any prior or contemporaneous
      (i) condition, discussion, promise, statement, understanding, or undertaking; (ii) letter of intent, commitment or approval; or (iii) other agreement or document.

                                                                Version 2.1.2000


List of Exhibits
----------------

Exhibit A     Taxes on Telecommunications Services


Broadwing - Proprietary                                                 06/13/00
        Broadwing Contract No. 10029            Terms & Conditions, Page 5

Exhibit A - Taxes on Telecommunications Services - Contact Broadwing's Tax Department at 512-742-5294 for assistance in completing this form

Please check one of the following:

____ Telecommunications services purchased from Supplier are for resale purposes in the normal course of our business (or are subject to other tax exemptions). These services are exempt from federal, state and local taxes. business (or are subject to other tax exemptions). These services are exempt from federal, state and local taxes.

             If checked, complete Section 1 & Section 2 below for the applicable states where service is provided.

____ Telecommunications services purchased from Supplier are not for resale purposes, but are purchased for our own use. These services are not subject to other exemptions.

             If checked, sign here: ________________________  Date:_____________

Section 1. Certificate of Exemption from Federal Excise Taxes on Communications Services and Facilities

The undersigned hereby certifies that the service furnished by Supplier is exempt from the Federal Excise Tax on Communications and Facilities imposed by Internal Revenue Code (IRC) Section 4251 because the undersigned is exempt under IRC Section 4253 for such reason as marked below (check one). The undersigned agrees to notify Supplier in writing when the claimed status no longer applies.

____ A nonprofit hospital referred to in IRC Section 170(b)(1)(A)(ii) which is exempt from income tax under Section 501(a).

____  A nonprofit educational organization described in IRC Section
      (170)(b)(1)(A)(ii) which is exempt from income tax under Section 501(a).

____ A School which is operated as an activity of an organization described in IRC Section 501(c)(3) which is exempt from income tax under Section 505(a), and operates as described in IRC Section 4253(j).

____ The U.S. government, government of a State, political subdivision of a state of the District of Columbia.

____ The American Red Cross or an international organization described in Internal Revenue Code Sections 7701(a)(18) and 4253(c).

____  A news service company of the type referred to in Internal Revenue Code
      Section 4253(b).

____ Diplomatic, consular or other officers of foreign governments temporarily residing in the United States who are nationals of the foreign country on a diplomatic mission.

____ The service will be used exclusively in the rendering of a communications services upon which tax is imposed by IRC Section 4251. It is understood that no tax will be collected by Supplier on charges for said service and that it will be the responsibility of the undersigned to collect such tax as may be due from its customers.

____ The service, which is defined in Section 4252(b)(2), is for use by a common carrier, telephone or telegraph company, or radio broadcasting station or network in the conduct of its business as such.

FOR THIS CERTIFICATE TO BE VALID YOU MUST CHECK ONE OF THE ABOVE BOXES, SIGN AND DATE THE CERTIFICATE AND PROVIDE AN EFFECTIVE DATE. ANY MODIFICATIONS TO THE ABOVE WILL RENDER THE CERTIFICATE NULL AND VOID.

THE EXEMPT STATUS OF THE UNDERSIGNED IS EFFECTIVE AS OF _______________________.

Customer: Universal Access, Inc.               FEDERAL TAX I.D. ________________

I swear under penalty of fines, imprisonment, or both, together with cost of prosecution that the statement contained herein are true to the best of my knowledge.

                                  SEE ATTACHED
________________________________________________________________________________
Signature                              Title                                Date


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029         Terms & Conditions Exhibit A, Page 1

Exhibit A - Taxes on Telecommunications Services - Section 2. Uniform Sales & Use Tax Certification Form

Issued to: Broadwing Communications Services Inc., 1122 Capital of Texas Hwy. South, Austin, Texas 78746-6426

Certify that: Universal Access, Inc., 100 North Riverside Plaza, Suite 2200, Chicago, Illinois 60606-1519, is registered and/or identified with the below listed cities and/or states within which your firm would deliver purchases to us and that any such purchases are for wholesale, resale, ingredients or components of a new product to be resold, leased, rented or used in the normal course of our business. We are in the business of wholesaling, retailing, manufacturing, leasing, renting or providing non-taxable services or products.

Check applicable box: |_| Single Purchase Certificate  |_| Blanket Certificate

Is engaged as a registered (where applicable): |_| Wholesaler |_| Lessor
        |_| Retailer |_| Manufacturer |_|Exempt Organization Use
        |_| Other (Specify) __________________

Product or service rendered by Customer: _______________________________________

State       Registration or I.D. No.     State         Registration or I.D. No.
-----       ------------------------     -----         ------------------------

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________

__________  ________________________     ___________   _________________________


I further certify that if any property so purchased tax free is used or consumed by the firm as to make it subject to a sales or use tax we will pay the tax due direct to the proper taxing authority when state law so provides or inform the seller for added tax billing. This certificate shall be part of each order which we may hereafter give to you, unless otherwise specified, and shall be valid until canceled by us in writing or revoked by the city or state.

Exemption Claimed:  |_| Resale   |_| Federal Government  |_| Exempt Organization
            |_| State & Local Government   |_| Direct Payment Permit
            |_| Other (Specify)___________________________________________

I swear and affirm that the information on this form is true and correct as to every material matter.

                                 SEE ATTACHED
________________________________________________________________________________
Signature                           Title                                  Date

Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029         Terms & Conditions Exhibit A, Page 2

                    FEDERAL EXCISE TAX EXEMPTION CERTIFICATE

The undersigned claims exemption from the Tax imposed by Section 4251 of the Internal Revenue Code on all communication services billed or to be billed from the Supplier listed below.

The Purchaser named below claims exemption under Section 4253(f) of the Internal Revenue Code from the Tax imposed by Section 4251 and defined in Section 4252(b)(2) of the Code on charges for a Common Carrier.

The undersigned understands that the fraudulent use of this certificate for the purpose of securing exemption from Federal Excise Tax imposed by Section 4251 may result in fines, imprisonment, or both, together with costs of prosecution. In addition, the undersigned agrees to notify the Supplier, in writing, when the basis for tax exemption indicated above changes or ceases to exist.

It is understood that no tax will be collected by Supplier on charges of said services, and that it will be the responsibility of the undersigned to collect such tax as may be due from its customers.

Purchaser:    Universal Access, Inc.
Federal EIN:  36-4186543
Address:      100 N. Riverside Plaza, Suite 2200
              Chicago, Illinois 60606

Supplier: BROADWING
         -----------------------------------------------------------------------

Signature of Authorized Representative: /s/ Robert M. Brown
                                        ----------------------------------------
                                        Robert M. Brown, Vice President of
                                        Finance

Date: 1/1/99
      ------------------------

                  Certification of Universal Service Exemption

Customer Name: Universal Access, Inc. (Customer)

Customer Address: 100 N. Riverside Plaza, Suite 2200, Chicago, Illinois 60606

Customer FCC form 499 ID Number: 819660

Customer hereby request an exemption from payment of any charges assessed by:

BROADWING (Carrier) due to contribution to the Universal Service Fund (USF) established by the Universal Service Order issued by the Federal Communications Commission (FCC). Pursuant to Section 254 of the Communications Act (47 U.S.C.
254) and implementing regulations, rules, and orders, Customer is required to contribute to the Universal Service support mechanisms. Therefore, Customer represents and certifies the following:

1. That Customer is either a telecommunications carrier that provides interstate telecommunications service to the public for a fee on a common carrier basis or a private service provider that offers interstate communications service to others for a fee on a non-common carrier basis.

2. That Customer is acquiring services from Carrier for resale to end user customers, i.e., not for its own internal use.

3. That Customer has filed a Telecommunications Reporting Worksheet (FCC Form
499) with the Universal Service Administrator and will continue to file such Worksheets or other forms or documentation as required by the FCC from time to time. By virtue of such filing, Customer has qualified and will qualify as an entity not subject to USF related charges.

4. That the individual named below is an officer of Customer and is duly authorized by Customer to make the representations and certifications contained herein on behalf of the Customer.

Signature of Authorized Representative: /s/ Robert M. Brown
                                        ----------------------------------------

Date: 16/6/2000
     ---------------------------------------------------------------------------

                             Universal Access, Inc.
      Uniform Sales & Use Tax Exemption Certificate - Multi-Jurisdictional

"I certify that Universal Access, Inc., 100 N. Riverside Plaza, Suite 2200; Chicago, Illinois 60606, is in the business of selling local and long-distance telecommunications services. The company is registered with the below listed jurisdictions, within which your firm would deliver purchases to us, and that any such purchases are exempt for the reason of:

Purchase for Resale of Private Line Circuits and Telecommunication Services

"I further certify that if any property or services so purchased tax-free, is used or consumed by the firm as to make it subject to a sales or use tax, we will pay the tax due directly to the proper taxing authority when state law so provides or inform the seller for added tax billing. This certificate shall be part of each order which we may hereafter give to you and from which we deduct tax, and be valid until canceled by us in writing or revoked by the taxing jurisdiction."

      Jurisdiction                Registration Number
==========================      =======================
Alabama                         No certificate issued
Alaska                          No certificate issued
Arizona                         07-600478-P
Arkansas                        0218329-76-001
California                      U-6237-C
Colorado                        03-66385
Connecticut                     9795907-000
Delaware                        No sales tax
District of Columbia            0252218 000
Florida                         23-08-507825-92-4
Georgia                         175433391
Hawaii                          No certificate issued
Idaho                           No certificate issued
Illinois                        2879-3730  T-4925
Indiana                         105245011
Iowa                            No certificate issued
Kansas                          004-3641-86543F-01
Kentucky                        170864
Louisiana                       No certificate issued
Maine                           No certificate issued
Maryland                        9486368
Massachusetts                   364-186-843-04
Michigan                        36-4186543
Minnesota                       45087419
Mississippi                     No certificate issued
Missouri                        1714319-5
Montana                         No sales tax
Nebraska                        01-8299439 1
Nevada                          000015930-1
New Hampshire                   No sales tax
New Jersey                      364-186-543/000
New Mexico                      No certificate issued
New York                        36-186543
North Carolina                  600266821
North Dakota                    No certificate issued
Ohio                            99039433
Oklahoma                        No certificate issued
Oregon                          No sales tax
Pennsylvania                    81341997
Rhode Island                    364186643 00
South Carolina                  099 25572 7
South Dakota                    No certificate issued
Tennessee                       102949222
Texas                           3-20018-1812-2
Utah                            No certificate issued
Vermont                         No certificate issued
Virginia                        18879931
Washington                      601 973 355
West Virginia                   No certificate issued
Wisconsin                       UT26618
Wyoming                         No certificate issued
Federal Excise Tax              36-4186543
Universal Service Fund          819680
Phoenix, Arizona                99009888
Chicago, Illinois               843989
Denver, Colorado                110045261

"Under penalties of perjury, I swear or affirm that the information on this form is true and correct as to every material matter."

/s/ Robert M. Brown
--------------------------------------------------------------------------------
/s/ Robert M. Brown, Vice President of Finance

                    Broadwing Private Line Service Supplement
                           Digital & Optical Services

1. Scope and Rates. Supplier shall use its best efforts to provide Service for which a Market Service Order has been accepted. All requests for Service shall be submitted on Supplier's then current Market Service Order form. The rates for Service are set forth in Exhibit A, unless otherwise specified and agreed to in the applicable Market Service Order signed by both parties. Such rates apply to Service between Supplier's On-Net cities, attached hereto as Exhibit D, subject to availability. Supplier shall provide updated On-Net City Lists to Customer as such lists become available. Customer may also order the ancillary services listed in Exhibit B, subject to availability.

2. Term. Each Market Service Order for Service hereunder shall set forth a Circuit Lease Term. The initial Term of this Agreement shall be whichever of the following is first to occur: (i) the period commencing on the Effective Date hereof and continuing through June 30, 2004; (ii) fulfillment of Total Revenue Commitment as defined in Section 4 herein; or
      (iii) the period commencing on the Effective Date hereof and continuing through the end of the Circuit Lease Term which is last to expire, unless earlier terminated according to the terms and conditions herein. If Service continues after expiration of the initial Term, Service will convert to a month-to-month term at the individually contracted rate as stated on the Market Service Order unless written notice is given by either party at least thirty (30) days before such expiration that such party does not consent to such extension.

3. Monthly Charges. Customer will be invoiced monthly for: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; and (ii) the charges for other services received. The first invoice shall be for the first two months (prorated for any partial month) of the Term; each invoice thereafter shall be for the following month.

4. Revenue Commitment. Customer shall purchase On-Net, POP-to-POP Services hereunder of at least sixty-five million, nine hundred eighty thousand dollars ($65,980,000.00) (the "Total Revenue Commitment") during the Term of this Agreement according to the following schedule ("Commitment Milestones"): (i) from July 1, 2000 through December 31, 2000, five million nine hundred eighty thousand dollars ($5,980,000.00) with Quarterly Recurring Charges for July through December 2000 as indicated in
      Section 15, Discount Schedule, herein; (ii) from January 1, 2001 through December 31, 2001, fourteen million four hundred thousand dollars ($14,400,000.00) with Quarterly Recurring Charges to be a minimum of three million six hundred thousand dollars ($3,600,000.00) per quarter; (iii) from January 1, 2002 through December 31, 2002, sixteen million eight hundred thousand dollars ($16,800,000.00) with Quarterly Recurring Charges to be a minimum of four million two hundred thousand dollars ($4,200,000.00) per quarter; (iv) from January 1, 2003 through December 31, 2003, nineteen million two hundred thousand dollars ($19,200,000.00) with Quarterly Recurring Charges to be a minimum of four million eight hundred thousand dollars ($4,800,000.00) per quarter; and (v) from January 1, 2004 through June 30, 2004, nine million six hundred thousand dollars ($9,600,000.00) with Quarterly Recurring Charges to be a minimum of four million eight hundred thousand dollars ($4,800,000.00) per quarter, for a Total Revenue Commitment of sixty-five million nine hundred eighty thousand dollars ($65,980,000.00). (Quarterly Recurring Charges also are noted in Section 15, Discount Schedule, herein.) As used herein, a "take or pay" commitment means that Customer has the obligation to pay for Services hereunder (at the same time as payment is or would be due for Service each month) for each period outlined herein, whether or not such Service is actually used, excluding, without limitation, all Off-Net services, Off-Net service charges, interest, Off-Net installation costs, local loop fees, and Off-Net nonrecurring charges. Subject to the terms and conditions herein, Customer shall pay for Services hereunder at the rates reflected in Exhibit A.

      If Customer has not met the minimum revenue requirement at each Commitment Milestone due to Supplier's failure to meet a mutually agreed upon FOC date, and such failure is not caused by Customer, a Customer-contracted underlying carrier, or a Customer-contracted local access provider, then Supplier will grant temporary relief from that Commitment Milestone in an amount equal to that circuit order's portion of the revenue which would have been applied to that Commitment Milestone if the FOC date had been met by Supplier. Temporary relief shall be granted for each day after the FOC date until the Circuit is made available to Customer.

      All amounts in excess of the quarterly commitments shall be applied to the reduction of Customer's overall Total Revenue Commitment but will not reduce Customer's Commitment Milestones as outlined herein.

5. Billing Commencement Date. If Circuit is made available prior to the FOC date, billing shall commence on the Circuit Activation Date (if earlier than the FOC date) or on the scheduled FOC date; provided, however, that in no event shall billing commence prior to the FOC date without written Customer acceptance. Supplier shall provide Customer written notification of circuit readiness after performance test results are evaluated and circuit is deemed activated and operational.. Upon expiration of five (5) days from the receipt by Customer of Supplier's notice of circuit readiness, and provided that Customer has not provided Supplier with written notice of any performance failure of a circuit, the subject circuit(s) will be deemed accepted by Customer and billing shall commence.

      Upon written notification of circuit readiness, Customer may, but shall not be obligated to, coordinate and schedule its own performance testing. If as a result of Customer's performance testing, Customer determines that the circuit does not conform to performance specifications, Customer must, within five (5) days of Supplier's notice of circuit readiness, notify Supplier in writing of performance failure in order to delay billing commencement. Upon Supplier's receipt of such notice from Customer, Supplier shall immediately commence and diligently pursue corrective action or repair to bring the circuit into compliance with


Broadwing - Proprietary                                                 06/23/00
    Broadwing Contract No. 10029            Private Line Supplement, Page 1
      in order to delay commencement. Upon Supplier's receipt of such notice from Customer, Supplier shall immediately commence and diligently pursue corrective action or repair to bring the circuit into compliance with the performance specifications, and upon such compliance, billing shall commence. In the event that Customer elects to utilize any part of the circuit capacity despite a performance failure, said circuit shall be deemed accepted and billing shall commence; provided, however, that such acceptance and billing commencement shall not relieve Supplier of its obligation to maintain its network and applicable circuit capacity hereunder in compliance with the performance specifications.

6. Late Delivery. In the event Supplier fails to meet the mutually agreed upon confirmed FOC date for On-Net POP-to-POP Service(s) (as set forth in Supplier's confirmation letter) by more than twenty-four (24) hours, upon Customer's written request provided within thirty (30) days of the mutually agreed upon confirmed FOC date in accordance with Section 6, Notices, of the Master Service Agreement Terms & Conditions, a late delivery credit shall be allowed and calculated following the activation date of the Service(s) as follows:

      A. Customer shall be credited for late delivery of On-Net POP-to-POP Service(s) which are ordered in accordance with Supplier's standard installation intervals to the extent that such late delivery was not caused by the failure of equipment or systems provided by Customer or persons other than Supplier, including any provider of local access service to Supplier. Such credit will be calculated as a one-time credit equal to one (1) week prorated monthly recurring charge of Circuit which is subject to late delivery, which credit shall be applied to the sixth
      (6th) month invoice for the applicable Circuit.

      B. The Monthly Recurring Charges used to determine any credit hereunder shall be the then current Monthly Recurring Charges being assessed.

      C. In no event shall any credit be allowed hereunder (i) in excess of the then current Monthly Recurring Charge for the applicable Circuit; (ii) with respect to any Circuit for which Customer (a) fails to make or (b) is excused from making payment because of operation of law or any other reason; (iii) for Service(s) accompanied by order expedite requests; or
      (iv) instances in which Service installation is delayed by Customer, Customer-contracted underlying carrier or Customer-contracted local access provider.

      D. Calculations of credits shall be based upon Supplier's provisioning/installation records.

      E. If Circuit is cancelled prior to the end of Circuit Lease Term, Supplier may seek reimbursement of credit.

      F. The credit provided for hereunder shall be Supplier's sole liability and Customer's sole remedy in the event of any late delivery of Service.

7. Termination. Customer may terminate any Circuit according to the following terms and conditions: (i) If termination occurs prior to the Activation Date, Customer shall provide Supplier with at least five (5) days prior written notice, and Customer shall be liable for applicable fees in Exhibit B plus local access or any other fees incurred on Customer's behalf; (ii) If termination occurs on or after Activation Date, Customer shall provide Supplier with at least thirty (30) days prior written notice, and Customer shall pay: (A) all charges for Service previously rendered, and (B) the amount due through the end of the applicable Circuit Lease Term. If Supplier: (i) fails to provide Service within three (3) months of the Requested Service Date, or (ii) fails to cure a material breach hereof within thirty (30) days written notice from Customer, Customer may, as its only remedy, terminate the affected Circuit without penalty.

8. Outage Credits. Supplier shall give Customer a credit in accordance with its then-current outage policy, attached hereto as Exhibit E, for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Except for Chronic Outage as defined below, such credit shall be Customer's sole remedy with respect to such an event. For any Service defect from causes outside Supplier's control, including accidents, cable cuts, fires, floods, emergencies, government regulation, wars, or acts of God, Supplier shall give Customer a credit in accordance with Exhibit E. SUPPLIER DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO SERVICE, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. CUSTOMER HAS NOT RELIED ON ANY REPRESENTATION NOT SET FORTH HEREIN. CUSTOMER SHALL INDEMNIFY SUPPLIER FROM ANY CLAIMS FOR OUTAGE CREDITS MADE BY ANY CUSTOMER OF CUSTOMER.

      In the event that a single On-Net Circuit experiences three (3) or more Outages of ten (10) minutes duration or longer during any sixty (60) day period, Customer may declare that the Circuit has a "Chronic Outage" problem. Customer will notify Supplier, and Supplier will have seventy-two
      (72) hours to identify and correct the Chronic Outage problem. If the problem is not corrected, Customer may cancel the Circuit upon thirty (30) days written notice to Supplier without any additional or further liability to Supplier. Cancellation shall be in addition to any credits due to Customer for outages.

9. Maintenance & Trouble Reporting. Supplier's standard fees for Customer maintenance support services are as follows:

      Maintenance services shall be defined as all work performed by Supplier on equipment provided by or on behalf of the Customer, or supervision of the Customer's work within Supplier's terminal facilities. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by Supplier. The following billing rates apply for these services:

      A. $75 per hour (4 hour minimum-if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following


Broadwing - Proprietary                                                 06/23/00
    Broadwing Contract No. 10029            Private Line Supplement, Page 2
      holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after Thanksgiving and Christmas Day.

      B. $95 per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

      C. As requests for maintenance services are typically made via telephone, Supplier must be advised in writing as to the person(s) who are authorized to request service. It is the Customer's responsibility to keep Supplier apprised of any changes to its list of representative(s).

      D. To request technical assistance and help under the maintenance services, a call must be made to Supplier's Network Control Center at 1-800-526-2488. This number should be used for Supplier technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.

      The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket."

      Upon completion of work, this "Assistance Ticket" will be given to Supplier's Accounting Department, and the Customer will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

      Except for emergencies, Supplier's technicians cannot be dispatched unless requests are made in accordance with the above call-out procedure.

10.   Portability. All On-Net Service which has been in service for at least six
      (6) months and provided to Customer under the terms of this Agreement shall be subject to Portability within all On-Net areas served by Supplier's network. Supplier is not required to build or lease to satisfy a request by Customer for Portability. To invoke Portability, Customer must provide thirty (30) days prior written notice for portability of existing service. The replacement service shall be of equal or greater value than the service being replaced, and the Circuit Lease Term of the replacement service shall be renewed for a term which is either the same or greater than the original term on the circuit being replaced. The price of any On-Net circuit replacement service shall be calculated pursuant to Exhibit A. (For example, if Customer orders a circuit from Columbus to Chicago that has a Circuit Lease Term of two (2) years and a monthly lease rate of two thousand dollars ($2,000.00) and Customer needs to disconnect this circuit after a one (1) year period, rather than disconnecting it and having to pay termination liability on it, Customer chooses to move this circuit from Columbus to Washington, D.C. and not incur termination liability. Although the new monthly rate is one thousand dollars ($1,000.00), Customer would pay the two-thousand-dollar ($2,000.00)-per-month rate because the replacement service is not of equal or greater value than the service being replaced. A one-time reconfiguration charge as outlined in Exhibit B would apply.

11. On-Net Circuit Upgrade. On-Net Circuit Upgrade shall refer to an increase in bandwidth (e.g., OC-3 to an OC-12) between the same A and Z city locations. A new Circuit Lease Term shall apply for all Circuit Upgrades. Underlying circuits which are to be upgraded are not subject to a Minimum Service Period or to termination liability. Circuits may be upgraded at any time based upon availability as long as the total revenue generated as a result of the upgrade is equal to or greater than the revenue which would have been paid to Supplier if such upgrade had not occurred. The price of any replacement or renewal Service shall be based upon the rates set forth in Exhibit A.

12. Local Loop Facilities. Supplier shall, on behalf of Customer and only upon Customer's request, obtain telecommunications facilities ("Local Loop Facilities") connecting Customer with an approved vendor of Supplier to a Supplier Point of Presence ("POP"). Customer will execute a Letter of Agency on such form as provided by Supplier authorizing Supplier to interact directly with the provider(s) of these Local Loop Facilities. When Supplier acts as Customer's agent, Customer is responsible for charges, including without limitation, monthly charges, usage charges, installation charges, non-recurring charges or applicable termination/cancellation liabilities of Local Loop Facilities to Supplier's POP.

13. IRU Capacity Agreement. Except as set forth below, the Services provided pursuant to this Agreement shall be considered separate and distinct from the Services provided pursuant to any IRU Capacity Agreement ("IRU"). Such Services provided in any IRU shall not be considered in the calculation of, shall not apply to, and shall not in any way affect any revenue commitment set forth herein. Furthermore, the rates set out herein shall apply only to the Services provided pursuant to this Agreement, and shall not apply to any other services provided pursuant to an IRU.

      Should Supplier and Customer enter into an IRU during the term of this Agreement, the monthly amortized rate of such IRU shall be counted toward the monthly commitment (thus Total Revenue Commitment) of this Agreement commencing upon the Effective Date of the IRU and continuing through the earlier of the end of the term of the IRU or of this Agreement. No revenue from an IRU can be applied retroactively toward the Total Revenue Commitment of this Agreement. For example, if Customer and Supplier execute a twenty-million dollar ($20,000,000.00), twenty (20) year IRU effective in January 2002, eighty-three thousand three hundred thirty-three dollars ($83,333.00) - the monthly amortized rate of said IRU
      - can be applied toward the monthly commitment level of this Agreement from January 2002 going forward through the Term of this Agreement; such monthly amortized rate shall not be applied to any monthly commitment level prior to January 2002, nor shall it be applied past the Term of this Agreement.

14.   Definitions. For purposes hereof: "Activation Date"


Broadwing - Proprietary                                                 06/23/00
    Broadwing Contract No. 10029            Private Line Supplement, Page 3
      means the date a Circuit is first made Available to Customer. "Available" means all necessary Supplier equipment for a Circuit has been installed. "Circuit" means a DS-0, DS-1, DS-3, OC-3c, OC-12c or an OC-48c. "Circuit Lease Term" means the term of a Circuit specified in the applicable Market Service Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Market Service Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Access Services - Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990. A "DS-1" is a signal conforming to the requirements set forth in Sections 9.3 and
      10.2 of Bellcore TR-NWT-000499, Issue 5, December 1993. A "DS-3" is a signal conforming to the requirements set forth in Section 9.6 and 10.5 of Bellcore TR-NWT-000499, Issue 5, December 1993. "FOC" means Firm Order Confirmation, the form Supplier submits to Customer indicating the date that an ordered Circuit will be activated. "Market Service Order" means any Customer Market Service Order accepted by Supplier. An "OC-3c" is a signal based on the SONET frame structure as specified in Bellcore GR-253-CORE, Synchronous Optical Network (SONET) Transport Systems: Common Criteria Physical Layer, and ANSI T1.105, Digital Hierarchy-Optical Interface Rates and Formats Specifications. An "OC-12c" is a signal based on the SONET frame structure as specified in Bellcore GR-253-CORE, Synchronous Optical Network (SONET) Transport Systems: Common Criteria Physical Layer, and ANSI T1.105, Digital Hierarchy-Optical Interface Rates and Formats Specifications. An "OC-12c Unprotected (1+0)" - 655 megabits Lambda - is the ANSI SONET transmission standard for high capacity optical telecommunications with line rate of 655 megabits per second in unprotected configuration, as specified in Bellcore GR-253-CORE. An "OC-48c" is a signal based on the SONET frame structure as specified in Bellcore GR-253-CORE, Synchronous Optical Network (SONET) Transport
      Systems: Common Criteria Physical Layer, and ANSI T1.105, Digital Hierarchy-Optical Interface Rates and Formats Specifications. An "OC-48c Unprotected (1+0)" - 2.5 gigabits Lambda - is the ANSI SONET transmission standard for high capacity optical telecommunications with line rate of
      2.5 gigabits per second in unprotected configuration, as specified in Bellcore GR-253-CORE. "On-Net" means a Circuit(s) provided on Supplier's network between two cities. "Requested Service Date" means the date Service on a Circuit is requested to commence specified in the applicable Market Service Order. "Service" means transmission service provided between North American DSX standard cross-connect panels located in Supplier's terminal locations or when provided via Broadwing LDX Optical cross-connect panels located in Supplier's terminal locations. "Unprotected (1+0)" refers to an unprotected Circuit, which operates without redundant electronics and will have an annual system availability of ninety-nine percent (99%) or better. The Customer interface consists of a transmit and receive two (2) fiber interface for a working (WK) system.

15. Discount Schedule. Commencing September 2000 and continuing through June 2001, Supplier shall provide to Customer discounts indicated in the schedule below. Minimum Monthly Recurring Charges indicated are calculated after Customer's discount; for example, in September 2000 Customer will receive a discount of forty-nine thousand dollars ($49,000.00), and Customer will pay a minimum of two million eight hundred seventy-five thousand dollars ($2,875,000.00) by September 30, 2000 in Quarterly Recurring Charges, which minimum is calculated after discount is applied. The Minimum Quarterly Recurring Charges (Take or Pay) below do not include any Off-Net circuits or local loops.

               [Discount / Take or Pay Schedule on following page]


Broadwing - Proprietary                                                 06/23/00
    Broadwing Contract No. 10029            Private Line Supplement, Page 4

  ==============================================================================
                           DISCOUNT / TAKE OR PAY SCHEDULE
  ==============================================================================
  Date                           ***                  Minimum Recurring Charge
                                                        (Take or Pay after
                                                          discount applied)
  ==============================================================================
  July 2000                   $          ***
  -------------------------------------------
  August 2000                            ***                $2,875,000.00
  -------------------------------------------
  September 2000                         ***
  ==============================================================================
  October 2000                           ***
  -------------------------------------------
  November 2000                          ***                 3,105,000.00
  -------------------------------------------
  December 2000                          ***
  ==============================================================================
  Jan. 2001                              ***
  -------------------------------------------
  Feb. 1, 2001                           ***                 3,600,000.00
  -------------------------------------------
  Mar 1, 2001                            ***
  ==============================================================================
  April 2001                             ***
  -------------------------------------------
  May 2001                               ***                 3,600,000.00
  -------------------------------------------
  June 2001                              ***
  ==============================================================================
  July 2001 thru Sept. 2001              ***                 3,600,000.00
  ------------------------------------------------------------------------------
  Oct. 2001 thru Dec. 2001               ***                 3,600,000.00
  ------------------------------------------------------------------------------
  Jan. 2002 thru March 2002              ***                 4,200,000.00
  ------------------------------------------------------------------------------
  April 2002 thru June 2002              ***                 4,200,000.00
  ------------------------------------------------------------------------------
  July 2002 thru Sept. 2002              ***                 4,200,000.00
  ------------------------------------------------------------------------------
  Oct. 2002 thru Dec. 2002               ***                 4,200,000.00
  ------------------------------------------------------------------------------
  Jan. 2003 thru March 2003              ***                 4,800,000.00
  ------------------------------------------------------------------------------
  April 2003 thru June 2003              ***                 4,800,000.00
  ------------------------------------------------------------------------------
  July 2003 thru Sept. 2003              ***                 4,800,000.00
  ------------------------------------------------------------------------------
  Oct. 2003 thru Dec. 2003               ***                 4,800,000.00
  ------------------------------------------------------------------------------
  Jan. 2004 thru March 2004              ***                 4,800,000.00
  ------------------------------------------------------------------------------
  April 2004 thru June 2004              ***                 4,800,000.00
  ------------------------------------------------------------------------------

  TOTALS                                 ***               $65,980,000.00
  ==============================================================================

Notes:
1. Minimum Quarterly Recurring Charges indicated are calculated after Customer's discount has been applied.
2. Quarterly Recurring Charges shown do not include local loops or any Off-Net circuits.
3. Invoice discount amount is based on total On-Net Circuit Monthly Recurring Charge (MRC) from April 01, 2000 invoice (***).

List of Exhibits
----------------

Exhibit A         Private Line Services Rates

Exhibit B         Private Line Services Ancillary Pricing

Exhibit C         Market Service Order

Exhibit D         On-Net City Listing

Exhibit E         Outage Policy

Exhibit F         Standard Intervals

Exhibit G         Escalation List

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Broadwing - Proprietary                                                 06/23/00
    Broadwing Contract No. 10029            Private Line Supplement, Page 5

Exhibit A - Private Line Services Rates

              -----------------------------------------------------
                                        Rate per        Minimum
              Service Type            V&H DS-0 Mile  Circuit Charge
              -----------------------------------------------------
              DS-0
              Protected (1+1)             ***              ***
              -----------------------------------------------------
              DS-1
              Protected (1+1)             ***              ***
              -----------------------------------------------------
              DS-3
              Protected (1+1)             ***              ***
              -----------------------------------------------------
              OC-3c
              Protected (1+1)             ***              ***
              -----------------------------------------------------
              OC-12c
              Protected (1+1)             ***              ***
              -----------------------------------------------------
              OC-48c
              Protected (1+1)             ***              ***
              -----------------------------------------------------
              OC-12c
              Unprotected (1+0)           ***              ***
              -----------------------------------------------------
              OC-48c
              Unprotected (1+0)           ***              ***
              -----------------------------------------------------

                       Minimum Circuit Lease Term: 1 Year

Notes:

1. All private line service to cities not on Supplier's On-Net City List, attached hereto as Exhibit D, will be priced on an individual case basis and will be subject to the terms of the underlying carrier.
2. These rates shall apply to new service orders. Existing service may be renewed at these rates upon expiration of a circuit's current Circuit Lease Term.
3. Existing Circuits installed prior to July 1, 2000 shall be re-termed for one (1) year Circuit Lease Terms, ending June 30, 2001 at the rates pursuant to the Master Service Agreement dated November 7, 1997 or MSO-approved rates. Upon expiration of such Circuit Lease Terms, Customer may renew Circuits at rates listed above.
4.    Rates for five (5) or more OC-X circuits ordered concurrently are I.C.B.

*** Certain information on this page has been omitted and filed sparately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029           Private Line Supplement Exhibit A

Exhibit C - Market Service Order                                [LOGO] Broadwing

Please attach a Broadwing quote. A Technical sheet must also accompany this if Broadwing is to order the local loop. Fax to Order Management at
1-888-367-2544. Call Customer Care for questions at 1-800-994-9638.
--------------------------------------------------------------------------------
                                                             MSO Version 1.0 mdh
BRW INTERNAL   Service Order#                      Circuit#
                             ----------------------        ---------------------

--------------------------------------------------------------------------------
SECTION A - COMPANY INFORMATION
--------------------------------------------------------------------------------
Account Executive:                                     Quote#
                   --------------------------------          -------------------

              ----------------------                 -----              --------
Company Name  Universal Access, Inc.   Email address:      Contract No.
              ----------------------                 -----              --------

Order Contact                         Phone                 Fax
              ---------------------         --------------       ---------------
Tech Contact                          Phone                 Fax
              ---------------------         --------------
Req'st Svc                            Term                  Customer
Date:                                 (Mos)                 PO#
              ---------------------         --------------       ---------------

--------------------------------------------------------------------------------
SECTION B - CIRCUIT INFORMATION
--------------------------------------------------------------------------------


New     |_|  Change |_|  Disconnect |_| Would the end-user accept the circuit(s)
                                        earlier than the requested due date? |_|
Circuit ID:
            --------------------------------------------------------------------

Circuit Type         Protocol          Qty        Rate*           Miles*
             ------           -------      ------       --------         -------

Location A                             Location Z
           --------------------------             --------------------------


LEC/CAP Provider
                 --------------------
CFA Release (Customer to Order Loop)    |_|
IXC to Order Loop (Tech Sheet Required) |_|
Special Instructions
                     ----------------
-------------------------------------
-------------------------------------

LEC/CAP Provider
                 --------------------
CFA Release (Customer to Order Loop)    |_|
IXC to Order Loop (Tech Sheet Required) |_|
Special Instructions
                     ----------------

-------------------------------------

-------------------------------------

--------------------------------------------------------------------------------
SECTION C - MRC AND NRC (*Refer to the Broadwing Quote form to complete this section.)
--------------------------------------------------------------------------------
Monthly IXC Charge      $        Installation $                ASR      $
                        --------              -------------             --------
Location A Loop         $        Installation $                Expedite $
                        --------              -------------             --------
Location Z Loop         $        Installation $                Reconfig $
                        --------              -------------             --------
LSA Charge  A           $
                        --------
LSA Charge  Z           $
                        --------
Mux Charge              $        Installation $
                        --------
Echo Canceller          $        Installation $
                        --------              -------------
TOTAL Recurring Charges $        TOTAL Non-Recurring Charges            $
                        --------                                        --------
--------------------------------------------------------------------------------

Remarks:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Pursuant to the MASTER SERVICE AGREEMENT by and between Broadwing and Customer, Broadwing agrees to provide the service described above. Service is contingent upon City and circuit availability, Requested Service Dates and charges for service are not binding on Broadwing and are subject to change until accepted by authorized Customer Representative.

IN WITNESS WHEREOF, the parties have executed this PURCHASE ORDER on the ___________ day of ______________ , 19__.


-----------------------------------      ---------------------------------------
CUSTOMER APPROVAL/TITLE                  SUPPLIER AUTHORIZED REPRESENTATIVE


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029           Private Line Supplement Exhibit C

Exhibit D - On-Net City Listing for Private Line*
                                            Last updated Thursday, March 2, 2000

Location                        LATA        Address/(NPA)NXX
1.    Abilene, TX               550         United Bank Bldg.
                                            1049 N. Third, #500
                                            Abilene, TX 79601
                                            (915)675
2.    Akron, OH                 325         120 Ravine Street, 1st Floor
                                            Akron, OH 44303
                                            (216)535
                                            (NO CO-LOCATE)
3.    Albany, NY                134         99 Washington Ave., Suite 411
                                            Albany, NY 12210
                                            (518)426
4.    Ann Arbor, MI             340         1615 Plymouth
                                            Ann Arbor, MI 48104
                                            (313)994
5.    Atlanta, GA               438         55 Marietta Street, Suite 1920
                                            Bank South Building
                                            Atlanta, GA 30303
                                            (404)522
6.    Atlanta, GA               438         4311 Best Road
                                            College Park, GA 30337
                                            (404)762
7.    Aurora, CO                656         23901 E. 6th Ave.
                                            Aurora, CO 80018-2542
                                            (720)859
8.    Austin, TX                558         621 Pleasant Valley Road
                                            Austin, TX 78702
                                            (512)320
9.    Bakersfield, CA           734         1430 Truxton Ave., Suite 730
                                            Bakersfield, CA 93301
                                            (805)323
10.   Baltimore, MD             238         601 E. Pratt Street
                                            Baltimore, MD 21202
                                            (410)752
11.   Baton Rouge, LA           492         445 North Blvd
                                            One City Plaza
                                            Baton Rouge, LA 70802
                                            (504)343
                                            (NO CO-LOCATE)
12.   Battle Creek, MI          348         185 Main Street
                                            Battle Creek, MI 49017
                                            (616)969
13.   Bay City, MI              344         104 E. Hart
                                            Bay City, MI 48706
                                            (517)667
14.   Birmingham, AL            476         2001 Park Place Towers North
                                            Suite 102
                                            Birmingham, AL 35203
                                            (205)251
                                            (NO CO-LOCATE)
15.   Birmingham, MI            340         3100 W. 14 Mile Road
                                            Battle Creek, MI 48073
                                            (248)549
16.   Boston, MA                128         230 Congress
                                            Boston, MA 02110-2409
                                            (617)426
                                            (NO CO-LOCATE)
17.   Buffalo, NY               140         350 Main Street Suite 512
                                            Buffalo, NY 14202
                                            (716)854
18.   Charlotte, NC             422         112 N. Myers Street
                                            Charlotte, NC 28205
                                            (704)347
                                            (NO CO-LOCATE)
19.   Chicago, IL               358         Doral Plaza
                                            155 North Michigan Ave. #450
                                            Chicago, IL 60601
                                            (312)240
20.   Cincinnati, OH            922         1248 Budd Street
                                            Cincinnati, OH 45203
                                            (513)721
21.   Cleveland, OH             320         1621 Euclid Street, Suite 438
                                            Cleveland, OH 44115-2107
                                            (216)771
22.   Cleveland, OH             320         1150 W. Third Street, 1st Floor
                                            Cleveland, OH 44110
                                            (216)621
                                            (NO CO-LOCATE)
23.   Columbus, OH              324         428 Reynolds Ave.
                                            Columbus, OH 43201-3615
                                            (614)298
24.   Columbus, OH              324         550 W. Broad Street
                                            Columbus, OH 43235
                                            (614)221
                                            (NO CO-LOCATE)
25.   Corpus Christi, TX        564         606 N. Carancahua, Suite 816W
                                            Corpus Christi, TX 78476
                                            (512)883
26.   Dallas-Univision          552         Univision Center
                                            2323 Bryan Street
                                            Dallas, TX 75201
                                            (214)969
27.   Dallas-Electra            552         2223 N. Houston Street
                                            Dallas, TX 75202
                                            (214)954
28.   Dayton, OH                328         732 Germantown Rd.
                                            Dayton, OH 45407
                                            (937)224
29.   Dayton, OH                328         720 Germantown Rd.
                                            Dayton, OH 45407
                                            (937)224
                                            (NO CO-LOCATE)
30.   Detroit, MI               340         1860 Gratiot
                                            Detroit, MI 48207
                                            (313)961
31.   El Paso, TX               540         Texas Commerce Bank
                                            201 E. Main, #1702,
                                            El Paso, TX 79901
                                            (915)533
32.   Flint, MI                 340         2001 S. Grand Traverse
                                            Flint, MI  48503
                                            (313)767
33.   Fresno, CA                728         414 W. Bedford, Suite 104
                                            Fresno, CA 93729
                                            (559)447
34.   Fort Worth, TX            552         1101 E. 9th Street
                                            Ft. Worth, TX 76102
                                            (817)870


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit D, Page 1

Location                        LATA        Address/(NPA)NXX
35.   Grand Rapids, MI          348         209 Graham, SW
                                            Grand Rapids, MI 49503
                                            (616)241
36.   Greensboro, NC            424         201 Creek Ridge Road
                                            Bldg. E
                                            Greensboro, NC 27406
                                            (336)275
                                            (NO-CO-LOCATE)
37.   Harlingen, TX             568         513 E. Jackson, Matz Bldg.,
                                            Harlingen, TX 78550
                                            (210)425
38.   Hayward, CA               722         23965 Connecticut Ave.
                                            Hayward, CA 94546
                                            (510) 259
39.   Houston, TX               560         293 N. Main Street,
                                            Houston, TX 77002
                                            (713)224
40.   Houston, TX               560         300 W. Richey Road
                                            Houston, TX 77090-5806
                                            (281)444
41.   Indianapolis, IN          336         Indy Tel-Com Center
                                            720 Kentucky Ave., Suite 1
                                            Indianapolis, IN 46225
                                            (317)632
42.   Jackson, MI               346         170 North Street
                                            Jackson, MI 49202
                                            (517)783
43.   Jackson, MS               482         111 E. Capitol, Suite 510
                                            Jackson, MS 39205
                                            (601)355
                                            (NO CO-LOCATE)
44.   Jacksonville, FL          452         1223 W. Church Street
                                            Jacksonville, FL 32204-1411
                                            (904)353
45.   Joplin, MO                522         501 South Main Street, 2nd Floor
                                            Joplin, MO 64801
                                            (417)623
46.   Kalamazoo, MI             348         303 Mills Street
                                            Kalamazoo, MI 49001
                                            (616)385
47.   Kansas City, MO           524         Trader's on Grand Bldg.
                                            1125 Grand Ave., Suite 1704
                                            Kansas City, MO 64106
                                            (816)221
48.   Kansas City, MO           524         1104 Virginia Ave.
                                            Kansas City, MO 64106
                                            (816)421
49.   Lansing, MI               346         230 E. South Street
                                            Lansing, MI 48910
                                            (517)482
50.   Las Vegas, NV             721         4275 E Sahara Blvd.
                                            Suites 8, 28, 29
                                            Las Vegas, NV 89104
                                            (702)432
51.   Los Angeles, CA           730         One Wilshire Bldg.,
                                            624 S. Grand, Suite 1615
                                            Los Angeles, CA 90017
                                            (213)689
52.   McAllen, TX               568         Texas Commerce Bank
                                            200 S. 10th Street, Suite 1704,
                                            McAllen, TX 78501
                                            (956)687
53.   Miami, FL                 460         10280 NW South River Drive
                                            Medley, FL 33178
                                            (305)885
54.   Midland, MI               344         1001 Jefferson Ave.
                                            Midland, MI 48640
                                            (517)832
55.   Midland, TX               542         2719 S. Midkiff Rd.
                                            Midland, TX 79706
                                            (915)697
56.   Newark, DE                228         504 Interchange Blvd.
                                            Newark, DE 19711-3557
                                            (302)283
57.   Newark, NJ                224         Macy's Building
                                            165 Halsey Street
                                            Newark, NJ  =07102-2819
                                            (973)297
58.   New Haven, CT             920         300 George Street
                                            New Haven, CT 06510
                                            (203)777
59.   New Orleans, LA           490         One Poydras Plaza
                                            Entergy Bldg.
                                            639 Loyola
                                            New Orleans, LA 70113
                                            (504)529
                                            (NO CO-LOCATE)
60.   New York, NY              132         Western Union Bldg.
                                            60 Hudson Street, Suite 1010
                                            New York, NY 10013-3315
                                            (212)464
61.   Okla. City, OK            536         2112 East California
                                            Oklahoma City, OK 73104
                                            (405)232
62.   Orlando, FL               458         5915 S. Rio Grande, Suite 200
                                            Orlando, FL 32811
                                            (407)859
63.   Palmdale, CA              730         37918 6th Street East
                                            Palmdale, CA 93550
                                            (805)266
64.   Philadelphia, PA          228         401 Broad Street, 1st Floor
                                            Philadelphia, PA 19108
                                            (215)992
65.   Phoenix, AZ               666         2600 N. Central, Basement
                                            Phelps-Dodge Tower
                                            Phoenix, AZ 85004
                                            (602)279
66.   Phoenix, AZ               666         2120 N. Central, Suite G33
                                            Phoenix, AZ 85004
                                            (602)238


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit D, Page 2

Location                        LATA        Address/(NPA)NXX
67.   Pontiac, MI               340         324 Saginaw South
                                            Pontiac, MI 48341
                                            (248)338
68.   Portland, OR              672         921 SW Washington
                                            Pittock Building
                                            Portland, OR 97205
                                            (503)224
69.   Providence, RI            130         304 Carpenter Street
                                            2nd floor
                                            Providence, RI 02911
                                            (401)454
70.   Raleigh, NC               426         3420 Tar Heel Road
                                            Suite 105, Bldg. 3
                                            Raleigh, NC 27609
                                            (919)873
                                            (NO CO-LOCATE)
71.   Richmond, VA              248         3600 W. Broad Street
                                            Richmond, VA 23230
                                            (804)359
                                            (NO CO-LOCATE)
72.   Rochester, NY             974         1 Exchange Street, Suite 311
                                            Rochester, NY 14608
                                            (716)232
73.   Saginaw, MI               344         315 Meredith Street
                                            Saginaw, MI 48601
                                            (517)752
74.   Salt Lake City, UT        660         3670 W. 500 Street South
                                            Salt Lake City, UT 84104
                                            (801)978
75.   San Antonio, TX           566         660 S. Santa Rosa,
                                            San Antonio, TX 78204
                                            (210)225
76.   San Francisco, CA         722         665 3rd St, Suite Basement #50
                                            San Francisco, CA 94107
                                            (415)908
77.   St. Louis, MO             520         900 Walnut, Suite 400
                                            St. Louis, MO 63102
                                            (314)436
78.   Stamford, CT              920         44 Commerce Road
                                            1st Floor
                                            Stamford, CT 06902
                                            (203)324
79.   Syracuse, NY              136         109 S. Warren Street Suite 628
                                            Syracuse, NY 13202
                                            (315)472
80.   Tallahassee, FL           953         4900 Gum Road
                                            Tallahassee, FL 32304
                                            (850)574
81.   Tampa, FL                 952         3923 Coconut Palm Drive
                                            Suite 113
                                            Tampa, FL 33169
                                            (813)623)
82.   Toledo, OH                326         222 N. Erie Street
                                            Toledo, OH 43624
                                            (419)255
83.   Tucson, AZ                668         Bank of America Plaza, #1610-1620
                                            33 N. Stone
                                            Tucson, AZ 85701
                                            (520)792
84.   Tulsa, OK                 538         Boatman's Center
                                            15 W. 6th Street
                                            Tulsa, OK 74119
                                            (918)582
85.   Tulsa, OK                 538         16719 E. Admiral Place
                                            Tulsa, OK 74116
                                            (918)234
86.   Waco, TX                  556         100 S. 26th Street,
                                            Waco, TX 76702
                                            (254)754
87.   Washington, D.C.          236         1828 L. Street
                                            5th floor
                                            Washington, D.C. 20036
                                            (202)833

              * All Private Line Service is subject to availability


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit D, Page 3

Exhibit D - On-Net City Listing for OC Product *
                                            Last updated Thursday, March 2, 2000

Location                        LATA        Address/(NPA)NXX
1.    Atlanta, GA               438         55 Marietta Street, Suite 1920
                                            Bank South Building
                                            Atlanta, GA 30303
                                            (404)522
2.    Atlanta, GA               438         4311 Best Road
                                            College Park, GA 30337
                                            (404)762
3.    Albany, NY                134         99 Washington Ave., Suite 411
                                            Albany, NY 12210
                                            (518)426
4.    Aurora, CO                656         23901 E. 6th Ave.
                                            Aurora, CO 80018-2542
                                            (720)859
5.    Austin, TX                558         621 Pleasant Valley Road
                                            Austin, TX 78702
                                            (512)320
6.    Bakersfield, CA           734         1430 Truxton Ave., Suite 730
                                            Bakersfield, CA 93301
                                            (805)323
7.    Baltimore, MD             238         601 E. Pratt Street
                                            Baltimore, MD 21209
                                            (410)752
8.    Baton Rouge, LA           492         445 North Blvd
                                            One City Plaza
                                            Baton Rouge, LA 70802
                                            (504)343\
                                            (NO CO-LOCATE)
9.    Birmingham, AL            476         2001 Park Place Towers North
                                            Suite 102
                                            Birmingham, AL 35203
                                            (205)251
                                            (NO CO-LOCATE)
10.   Boston, MA                128         230 Congress
                                            Boston, MA 02110-2409
                                            (617)426
                                            (NO CO-LOCATE)
11.   Buffalo, NY               140         350 Main Street Suite 512
                                            Buffalo, NY 14202
                                            (716)854
12.   Charlotte, NC             422         112 N. Myers Street
                                            Charlotte, NC 28205
                                            (704)347
                                            (NO CO-LOCATE)
13.   Chicago, IL               358         Doral Plaza
                                            155 North Michigan Ave. #450
                                            Chicago, IL 60601
                                            (312)240
14.   Cincinnati, OH            922         1248 Budd Street
                                            Cincinnati, OH 45203
                                            (513)721
15.   Cleveland, OH             320         1621 Euclid Street, Suite 438
                                            Cleveland, OH 44115-2107
                                            (216)771
16.   Columbus, OH              324         428 Reynolds Ave
                                            Columbus, OH 43201-3615
                                            (614)298
17.   Dallas-Electra            552         2223 N. Houston Street
                                            Dallas, TX 75202
                                            (214)954
18.   Dayton, OH                328         732 Germantown Rd.
                                            Dayton, OH 45407
                                            (513)461
19.   Detroit, MI               340         1860 Gratiot
                                            Detroit, MI 48207
                                            (313)961
20.   Fort Worth, TX            548         1101 E. 9th Street
                                            Ft. Worth, TX 76102
                                            (817)870
21.   Fresno, CA                728         414 W. Bedford, Suite 104
                                            Fresno, CA 93729
                                            (559)447
22.   Greensboro, NC            424         201 Creek Ridge Road
                                            Bldg. E
                                            Greensboro, NC 27406
                                            (336)275
                                            (NO CO-LOCATE)
23.   Hayward, CA               722         23965 Connecticut Ave.
                                            Hayward, CA 94546
                                            (510) 259
24.   Houston, TX               560         293 N. Main Street,
                                            Houston, TX 77002
                                            (713)224
25.   Houston, TX               560         300 W. Richey Road
                                            Houston, TX 77090-5806
                                            (281)444
26.   Indianapolis, IN          336         Indy Tel-Com Center
                                            720 Kentucky Ave., Suite 1
                                            Indianapolis, IN 46225
                                            (317)632
27.   Jackson, MS               482         111 E. Capitol, Suite 510
                                            Jackson, MS 39205
                                            (601)355
                                            (NO CO-LOCATE)
28.   Jacksonville, FL          452         1223 W. Church Street
                                            Jacksonville, FL 32204-1411
                                            (904)353
29.   Kansas City, MO           524         1104 Virginia Ave.
                                            Kansas City, MO 64106
                                            (816)421
30.   Las Vegas, NV             721         4275 East Sahara Ave.
                                            Suites  8 & 28
                                            Las Vegas, NV 89104
                                            (702)432
31.   Los Angeles, CA           730         One Wilshire
                                            624 S. Grand Suite 1615
                                            Los Angeles, CA 90017
                                            (213)689
32.   Miami, FL                 460         10280 NW South River Drive
                                            Medley, FL 33178
                                            (305)885
33.   New Haven, CT             920         300 George Street
                                            New Haven, CT 06510
                                            (203)777


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit D, Page 4

Location                        LATA        Address/(NPA)NXX
34.   New Orleans, LA           490         One Poydras Plaza
                                            Entergy Bldg.
                                            639 Loyola
                                            New Orleans, LA 70113
                                            (504)529
                                            (NO CO-LOCATE)
35.   New York, NY              132         Western Union Bldg.
                                            60 Hudson Street, Suite 1010
                                            New York, NY 10013-3315
                                            (212)464
36.   Newark, DE                228         504 Interchange Blvd
                                            Newark, DE 19711-3557
                                            (302)283
37.   Newark, NJ                224         Macy's Building
                                            165 Halsey Street
                                            Newark, NJ 07102-2819
                                            (973)297
38.   Okla.City, OK             536         2112 East California
                                            Oklahoma City, OK 73104
                                            (405)232
39.   Orlando, FL               458         5915 S. Rio Grande, Suite 200
                                            Orlando, FL 32811
                                            (407)859
40.   Palmdale, CA              730         37918 6th Street East
                                            Palmdale, CA 93550
                                            (805)266
41.   Philadelphia, PA          228         401 Broad Street, 1st Floor
                                            Philadelphia, PA 19108
                                            (215)992
42.   Phoenix, AZ               666         2120 N. Central, Suite G33
                                            Phoenix, AZ 85004
                                            (602)238
43.   Portland, OR              672         921 SW Washington
                                            Pittock Building
                                            Portland, OR 97205
                                            (503)224
44.   Providence, RI            130         304 Carpenter Street
                                            2nd floor
                                            Providence, RI  02911
                                            (401)454
45.   Raleigh, NC               426         3420 Tar Heel Road, Suite 105
                                            Bldg. 3
                                            Raleigh, NC 27609
                                            (919)873
                                            (NO CO-LOCATE)
46.   Richmond, VA              248         3600 W. Broad Street
                                            Richmond, VA 23230
                                            (804)359
                                            (NO CO-LOCATE)
47.   Rochester, NY             974         1 Exchange Street, Suite 311
                                            Rochester, NY 14608
                                            (716)232
48.   Salt Lake City, UT        660         3670 W. 500 Street South
                                            Salt Lake City, UT 84104
                                            (801)978
49.   San Antonio, TX           566         660 S. Santa Rosa,
                                            San Antonio, TX 78204
                                            (210)225
50.   San Francisco, CA         722         665 3rd St, Suite Basement #50
                                            San Francisco, CA 94107
                                            (415)908
51.   St. Louis, MO             520         900 Walnut, Suite 400
                                            St. Louis, MO 63102
                                            (314)436
52.   Stamford, CT              920         44 Commerce Road
                                            1st Floor
                                            Stamford, CT 06902
                                            (203)324
53.   Syracuse, NY              136         109 S. Warren Street Suite 628
                                            Syracuse, NY 13202
                                            (315)472
54.   Tallahassee, FL           953         4900 Gum Road
                                            Tallahassee, FL  32304
                                            (813)612
55.   Tampa, FL                 952         3823 Coconut Palm Drive
                                            Suite 113
                                            Tampa, FL 33169
                                            (IN PROGRESS)
56.   Toledo, OH                326         222 N. Erie Street
                                            Toledo, OH 43624
                                            (419)255
57.   Tulsa, OK                 538         16719 E. Admiral Place
                                            Tulsa, OK 74116
                                            (918)234
58.   Washington, D.C.          236         1828 L. Street, 5th floor
                                            Washington D.C. 20036
                                            (202)296

                 * All OC-X service is subject to availability.


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit D, Page 5

Exhibit E - Outage Policy

1.    Service Level Objectives

      Broadwing will make commercially reasonable efforts to meet the Service Levels set forth in the attached performance specifications. This attachment sets forth the credits that customer will receive if the Service Levels are not met, in addition to those rights and remedies available under the Agreement. If an outage is caused by a Force Majeure event, including but not limited to events described in Section 24 of the Master Service Agreement Terms and Conditions or any other event outside Supplier's control, Customer shall be relieved of its obligation to pay for that portion of the facilities affected for the period of such failure of performance, and Supplier shall use its best efforts to restore Service as promptly as possible after the interruption.

2.    Allowance for Service Outage Periods

(a) A Circuit shall be deemed to be in an outage condition if, while Customer is using or attempting to use such Circuit, such Circuit loses continuity, becomes unavailable or fails to comply with the applicable specifications for such Circuit. An outage period begins when a report is made to Broadwing's Network Control Center from Customer by telephone that Service has been impaired, lost or interrupted. If time lapses between the time an actual outage occurs and the time Customer reports such outage, Broadwing shall allow the credit outage calculation to commence up to one (1) hour prior to the point of Customer's report of that outage to Broadwing; in extreme cases (severe outages) or during off-hours where notification cannot be made immediately, the credit start point shall be reviewed between Broadwing and Customer on an individual case basis. In any instance, Broadwing reserves the right to review an outage credit request which is outside the normal parameters. Customer must agree that such Circuit is released for repair by Broadwing or its agent. An outage period ends when the Circuit is restored. Broadwing will notify customer by telephone and Customer will confirm that Service has been restored; provided, however, that if in fact the Circuit is restored, any additional time necessary for Customer's confirmation shall not operate to extend the calculation of the outage period hereunder.

(b) A credit for each outage period shall be allowed and calculated as follows:

--------------------------------------------------------------------------------
Outage Credit Schedule - DS-X and OC-X Protected (1+1) Circuits
--------------------------------------------------------------------------------
Level 0 Outage      0 to less than 10 minutes        = No credit
Level 1 Outage      10 to less than 30 minutes       = 1 hour credit
Level 2 Outage      30 to less than 60 minutes       = 4 hours credit
Level 3 Outage      60 to less than 4 hours          = 8 hours credit
Level 4 Outage      4 to less than 8 hours           = 24 hours credit
Level 5 Outage      8 to less than 24 hours          = 2 days credit
Level 6 Outage      24 hours +                       = Actual plus 2 days credit

Two events of level 1 or greater outage in a Month   = double credit
Three or more events of Outage in a Month            = triple credit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Outage Credit Schedule - OC-12c and OC-48c Unprotected (1+0) Circuits
--------------------------------------------------------------------------------
Level 0 Outage      0 to less than 30 minutes        = No credit
Level 1 Outage      30 to less than 60 minutes       = 4 hours credit
Level 2 Outage      60 to less than 4 hours          = 8 hours credit
Level 3 Outage      4 to less than 8 hours           = 24 hours credit
Level 4 Outage      8 to less than 24 hours          = 2 days credit
Level 5 Outage      24 hours +                       = Actual plus 2 days credit

Two events of level 1 or greater outage in a Month   = double credit
Three or more events of Outage in a Month            = triple credit
--------------------------------------------------------------------------------

            (i) No credit shall be allowed with respect to any period during which Customer fails to afford access to any facilities provided by Broadwing for the purpose of investigating and correcting an interruption to Service.

            (ii) The Monthly Lease Rates used to determine any credit hereunder shall be the then current Monthly Lease Rates being assessed.


Broadwing - Proprietary                                                 06/27/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit E, Page 1

            (iii) In no event shall any credit be allowed hereunder (1) in excess of the then current Monthly Lease Rate for the applicable Circuit or (2) with respect to any Circuit for which Customer (i) fails to make or (ii) is excused from making any payment because of operation of law or any other reason.

      (c) Calculations of credits shall be based upon Broadwing's Network Control Center Log maintained in Broadwing's Network Control Center. Customer shall have the right to contest any calculations of credits for a period of one hundred and eighty days after the occurrence of an outage or alleged outage.

      (d) No credit allowance will be made for outage periods:

            (i) Caused directly or indirectly by the acts or omissions of Customer;

            (ii) Caused by the failure of equipment or systems provided by Customer or any third party (not under the direction or control of Broadwing), including any provider of local access service to Broadwing contracted for, by, or on behalf of Customer (in such case, Broadwing will coordinate with such local access service provider to cure such failure as quickly as practicable);

            (iii) Occurring with respect to a Circuit released by Customer to Broadwing to perform maintenance, to make rearrangements at the direction of Customer, or to implement an order from Customer for a change in the Circuit; or

            (iv) Occurring with respect to a Circuit which Customer, upon notice from Broadwing, elects not to release for testing or repair and continues to use on an impaired basis.

      (e) The credits and cancellation of the circuit in the case of chronic outage problem provided for hereunder shall be Broadwing's sole liability and Customer's sole remedies in the event of any outage periods or interruption of Service.

      (f) In the event Broadwing determines it is necessary to interrupt Service on a Circuit for maintenance, Broadwing shall give Customer prior written notice. Broadwing will use its best efforts to schedule such Service interruptions on weekends between midnight and 3:00 a.m. Credits will not be allowed with respect to such Service interruptions if Broadwing has notified Customer in accordance with this paragraph.

      (g) Any credit(s) issued to Customer according to the terms and conditions herein shall be counted toward Customer's Total Revenue Commitment as defined in
Section 4 of the Private Line Service Supplement.


Broadwing - Proprietary                                                 06/27/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit E, Page 2

Exhibit F - Standard Intervals and Service Descriptions / Facility Order Policy / Disconnect Intervals

                                [LOGO] Broadwing

Standard Intervals and Service Descriptions

Service Description                                                         * Business Days
-------------------                                                           -------------
DS-1                             On-Net                                                  11
Broadwing Network, POP-to-POP

DS-3                             On-Net                                                  11
Broadwing Network, POP-to-POP

OC-X                             On-Net                                                 ICB

DS-1                             On-Net with local loop cross-connect **                 24
                                 Broadwing ordered local access loop                Add   5

DS-3                             On-Net with local loop cross-connect **                 24
                                 Broadwing ordered local access loop                Add   5

LOA / CFA                        On-Net                                                   3
Broadwing POP
CFA provided for existing CAP or LEC local access provider

LOA / CFA                        Off-Net                                                 10

Cross-Connect                    On-Net                                                   5
After receipt of valid DLR

Cross-Connect                    Off-Net                                                  7
After receipt of valid DLR

DS-1                             Off-Net                                                ICB

DS-3                             Off-Net                                                ICB

OC-X                             Off-Net                                                ICB

* All intervals are expressed in business days and assume facilities are available.
** Local loop vendor's DLR must be provided to Broadwing five (5) days before circuit due date.


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit F, Page 1

DS-1  (On-Net)
This service provides DS-1 facility from one Broadwing Point-of-Presence (POP) to another Broadwing POP. This service interval does not include Broadwing ordering local access loops nor does it provide for Broadwing ordering or performing cross connects for Customer provided local access loops. This service is primarily intended for customers that have equipment collocated within the Broadwing POP.

DS-3  (On-Net)
This service provides DS-3 facility from one Broadwing POP to another Broadwing POP. This service interval does not include Broadwing ordering local access loops nor does it provide for Broadwing ordering or performing cross connects for Customer-ordered local access loops. This service is primarily intended for customers that have equipment collocated within the Broadwing POP.

OC-X  (On-Net)
This service provides OC-X facility from one Broadwing POP to another Broadwing POP. This service interval does not include Broadwing ordering local access loops nor does it provide for Broadwing ordering or performing cross connects for Customer-ordered local access loops. This service is primarily intended for customers that have equipment collocated within the Broadwing POP.

DS-1  (On-Net with local access loop LOA/CFA )
This service provides DS-1 facility from one Broadwing POP to another Broadwing POP. This service interval includes Broadwing providing Letter of Agency (LOA) and Carrier Facility Assignment (CFA) for Customer-ordered local access loops. This service interval also provides for Broadwing performing the cross-connect between the long haul transport and the local access provider. Customer must provide local access loop Design Layout Record (DLR) five (5) days before the circuit Due Date.

DS-3  (On-Net with local access loop LOA/CFA )
This service provides DS-3 facility from one Broadwing POP to another Broadwing POP. This service interval includes Broadwing providing Letter of Agency (LOA) and Carrier Facility Assignment (CFA) for Customer-ordered local access loops. This service interval also provides for Broadwing performing the cross-connect between the long haul transport and the local access provider. Customer must provide local access loop DLR five (5) days before the circuit Due Date.

OC-X  (On-Net with local access loop LOA/CFA )
This service provides OC-X facility from one Broadwing POP to another Broadwing POP. This service interval includes Broadwing providing Letter of Agency (LOA) and Carrier Facility Assignment (CFA) for Customer-ordered local access loops. This service interval also provides for Broadwing performing the cross-connect between the long haul transport and the local access provider. Customer must provide local access loop DLR five (5) days before the circuit Due Date.

LOA / CFA
This service provides Customer with a Letter of Agency (LOA) and Carrier Facility Assignment (CFA) to order its own local access loops into Broadwing POP locations. Local access loops are provided using Broadwing approved CAP or LEC interconnecting facilities. Customer must provide local access loop DLR five (5) days before the circuit Due Date.

Cross-Connect (On-Net)
This service provides for Broadwing to perform cross connects between Customer's collocated equipment and a local access provider. CFA and a copy of the local access providers DLR (if applicable) must be provided at the time the order is placed. Customer must provide local access loop DLR five (5) days before the circuit Due Date.

Cross-Connect (Off-Net)
This service provides for Broadwing ordering a cross-connect with a third party vendor. Typically this service is required when Broadwing has provided Customer with a multiplexed hubbing arrangement at an Off-Net or LEC location.

DS-1  (Off-Net)
This service provides DS-1 facility from one Broadwing POP to another vendor's location.

DS-3  (Off-Net)
This service provides DS-3 facility from one Broadwing POP to another vendor's location.

OC-X  (Off-Net)
This service provides OC-X facility from one Broadwing POP to another vendor's location.

Disconnect Intervals and Policy

Broadwing requires written notification when services are requested to be disconnected. The interval for billing to stop is thirty (30) calendar days. If your company placed orders for end loops you must disconnect with the LEC or CAP who is providing those loops and provide Broadwing with a copy of your Firm Order Confirmation (FOC) or written confirmation. The interval for billing to stop will begin by the requested disconnect date, provided Broadwing has received the LEC or CAP FOC - or LEC or CAP written confirmation in lieu FOC - at least five (5) days prior to the requested disconnect date. If Broadwing placed the orders for end loops the interval will start from the date of your notification. If the contract term has not been met billing will continue until the term date expires.


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029   Private Line Supplement Exhibit F, Page 2

Exhibit G - Escalation List, Private Line Services

                                                                [LOGO] Broadwing
                                         Broadwing Communications Services, Inc.
                                             1122 South Capital of Texas Highway
                                                        Austin, Texas 78746-6426
                                                 (512) 742-4595 / (800) 526-2488

                                  DS-X PRODUCTS

                           NETWORK MAINTENANCE CENTER
                        24-hour operations, 7 days a week
                        (888) 295-6621 or (512) 742-5338
                               Fax (512) 328-3933

              David George, Supervisor - Network Maintenance Center
                                 (512) 742-5338

               Kevin Gardner, Manger - Network Maintenance Center
                                 (512) 742-5338

            Rick Gilliland, Sr. Manager - Network Maintenance Center
                                 (512) 742-5338

              Bob Livingston, Director - Network Operations Center
                                 (512) 742-3921

              Ed DeLong, Vice President - Network Operations Center
                      (512) 742-3931 or contact through NOC

                  F. Clifton Steed, Vice President - Operations
                      (512) 742-3880 or contact through NOC

                                  OC-X PRODUCTS

                             NETWORK CONTROL CENTER
                        24-hour operations, 7 days a week
               (800) 728-1622 or (512) 742-3800 or (512) 327-9738
                               Fax (512) 328-3933

Jeremy Richie, Chris Laird or Matt Hopping, Supervisors - Network Control Center
                                 (512) 742-3800

                 Steve Shumate, Manger - Network Control Center
                                 (512) 742-3800

             Jim Prestridge, Sr. Manager - Network Operations Center
                                 (512) 742-3800

              Bob Livingston, Director - Network Operations Center
                                 (512) 742-3921

              Ed DeLong, Vice President - Network Operations Center
                      (512) 742-3931 or contact through NOC

                  F. Clifton Steed, Vice President - Operations
                      (512) 742-3880 or contact through NOC


Broadwing - Proprietary                                                 06/13/00
    Broadwing Contract No. 10029           Private Line Supplement Exhibit G